UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 21, 2005


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                    1-10520                36-3606475
   (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

53 W. Jackson Blvd., Suite 1150 Chicago, Illinois                  60604
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (312) 834-0592

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 21, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing unaudited results for the fiscal quarter ended September 30, 2005, which reflected an update from its preliminary unaudited results that was announced on November 14, 2005. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT        DESCRIPTION
-------        -----------

 99.1 Press Release of Heartland Partners, L.P. dated November 21, 2005 (furnished not filed).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEARTLAND PARTNERS, L.P.


                                    By: CMC/HEARTLAND PARTNERS HOLDINGS,INC.,
                                        its General Partner


Date:  November 21, 2005            By: /s/ Lawrence S. Adelson
                                        ----------------------------------------
                                        Name: Lawrence S. Adelson
                                        Title: President

                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------

 99.1 Press Release of Heartland Partners, L.P. dated November 21, 2005 (furnished not filed).